Commitments and Contingencies - Minimum Rental Commitments Under Non Cancelable Operating Leases with Lease Terms in Excess of One Year (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
2015	$ 72
2016	55
2017	40
2018	27
2019	24
2020 and beyond	35
Total minimum rental commitments	$ 253